UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 25, 2020

Foot Locker, Inc.

(Exact name of registrant as specified in charter)

New York	1-10299	13-3513936
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

330 West 34th Street, New York, New York 10001 (Address of principal executive offices) (Zip Code) Registrant's telephone number, including area code: (212) 720-3700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	FL	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)           (1)      RSU Awards. On March 25, 2020, the Compensation and Management Resources Committee (the “Compensation Committee”) of the Board of Directors of Foot Locker, Inc. (the “Company”) granted time-based restricted stock unit awards under the 2007 Stock Incentive Plan (the “Stock Incentive Plan”) to each of the executives who will be included as named executive officers (“NEOs”) in the Company’s 2020 proxy statement. These awards will vest on March 25, 2023, provided the NEO remains employed by the Company until the vesting date. No dividends will be paid or accrued on these awards.

Name	Number of Shares
Richard A. Johnson	55,556
Lauren B. Peters	11,575
Stephen D. Jacobs	17,362
Lewis P. Kimble	10,417
Pawan Verma	11,575

(2)       Stock Option Awards. On March 25, 2020, the Compensation Committee granted stock options under the Stock Incentive Plan to each of the NEOs. The options will vest in three equal annual installments beginning on March 25, 2021, provided the executive remains employed by the Company on the relevant vesting dates. The options were granted at an exercise price of $21.60 per share, which was 100% of the fair market value (closing price) of a share of the Company’s common stock, par value $0.01 per share, on the date of grant.

Name	Number of Shares
Richard A. Johnson	238,746
Lauren B. Peters	49,739
Stephen D. Jacobs	74,608
Lewis P. Kimble	44,765
Pawan Verma	49,739

Item 8.01.	Other Events.

As previously disclosed in a Form 8-K filed on March 17, 2020, the Company temporarily closed all of its stores across all of its brands in North America, EMEA, and Malaysia from March 17, 2020 through March 31, 2020. Further, in our Form 10-K filed on March 27, 2020, the Company disclosed that it temporarily closed all of its stores in New Zealand. Subsequently, on March 30, 2020, the Company temporarily closed all of its stores in Australia. All of these stores will remain closed temporarily, subject to national, state, and local guidance related to the evolving COVID-19 pandemic. Customers can continue to shop online through our websites and mobile apps across all of the Company’s brands and regions, and in store locations in the Asia Pacific region that remain open.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FOOT LOCKER, INC.

Date: March 31, 2020	By:	/s/ Elizabeth Norberg
		Name:	Elizabeth Norberg
		Title:	Senior Vice President and Chief Human Resources Officer